UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 25, 2016

FEDERATED NATIONAL HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

FLORIDA	0-2500111	65-0248866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14050 NW 14 Street, Suite 180, Sunrise, Florida 33323
(Address of Principal Executive Offices) (Zip Code)

(800) 293-2532
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Directors

The Board of Directors of Federated National Holding Company (the “Company”) has elected Bruce F. Simberg to the Company’s Board of Directors, and to serve as Chairman of the Board, effective immediately.

Mr. Simberg previously served as a member of the Company’s Board, and its Chairman, from 1998 until March 2015, when he resigned from the Board for personal reasons.  Mr. Simberg has advised the Board that his other personal commitments, including his law practice, have matured so that he can once again dedicate the necessary time and attention to serving on the Board as its Chairman.

Mr. Simberg has been a practicing attorney since October 1975, most recently as managing partner of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A., a law firm in Hollywood, Florida, since October 1979.   Mr. Simberg does not serve on the Board of Directors of any other SEC reporting company.  Mr. Simberg will be the Company’s longest-tenured director and, as such, has significant historical knowledge and understanding of the Company’s development, as well as significant experience in insurance-related and other litigation and risk assessment matters.

In connection with Mr. Simberg’s election, the Board approved a resolution increasing the size of the Board from seven to eight directors.  As of the date of this Report, Mr. Simberg’s committee assignments have not yet been determined.  Mr. Simberg does not have a family relationship with any of the Company's executive officers or directors.

As a non-employee director, Mr. Simberg will receive an annual retainer of $75,000, payable in quarterly installments of $18,750, and as Chairman of the Board, he will receive an additional annual fee of $40,000, payable in quarterly installments of $10,000, each beginning with the date of his election.   The Board of Directors may grant equity awards in the future to Mr. Simberg under the Company’s Amended and Restated 2012 Stock Incentive Plan as part of his director’s compensation package.   In addition, he will enter into an Indemnification Agreement with the Company.  The Consulting Agreement dated as of May 6, 2015 between Mr. Simberg and the Company, which provided for a $10,000 per quarter consulting fee, has been terminated effective with his election to the Board.

A copy of the Company’s press release dated January 29, 2016 announcing Mr. Simberg’s election is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
99.1 Federated National Holding Company Press Release dated January 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: January 29, 2016	By:	/s/ Peter J. Prygelski, III
Name: Peter J. Prygelski, III
Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Federated National Holding Company Press Release dated January 29, 2016